Exhibit 10.1

AMENDMENT NO. 5 TO
CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Reset Amendment”), dated as of March 17, 2020 (the “Reset Amendment Closing Date”), is entered into by and among ORCC Financing II LLC, a Delaware limited liability company (the “Borrower”), NATIXIS, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the Lenders identified on the signature pages hereto (the “Reset Amendment Date Lenders”).

A.  The Borrower, the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Custodian, the Document Custodian and the Reset Amendment Date Lenders  are parties to that certain Credit Agreement, dated as of May 22, 2018 (as amended by the Amendments to the Credit Agreement, dated as of October 10, 2018 (“Amendment No. 1”), dated as of December 20, 2018 (“Amendment No. 2”), dated as of May 30, 2019 (“Amendment No. 3”), and dated as of November 22, 2019 (“Amendment No. 4”), the “Existing Credit Agreement” and, as further amended by this Reset Amendment and as may be further amended or modified and in effect from time to time, the “Credit Agreement”); and

B.  The Borrower has requested that the Administrative Agent and the Reset Amendment Date Lenders agree to certain modifications to the Credit Agreement, including, without limitation, (i) increasing the Revolving Commitments of Versailles Assets LLC and reducing the Term Commitments of Versailles Assets LLC, in each case, to the total amounts as shown on the signature pages hereto and (ii) resetting the facility, and the parties hereto have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.  The rules of interpretation set forth in Article I of the Credit Agreement shall apply as if fully set forth herein, mutatis mutandis.

Section 2.  Amendments to the Existing Credit Agreement.  As of the Effective Date (as defined below), the Existing Credit Agreement shall be amended to delete the red stricken text (indicated in the following manner: ~~red, stricken text~~) and the green, stricken text (indicated in the following manner: ~~green, stricken text~~) and to add the blue, underlined text (indicated as follows: blue, underlined text or blue, double-underlined text) and the green, underlined text (indicated as follows: green, underlined text or green, double-underlined text), in each case as set forth in Exhibit A hereto.

Section 3.  Conditions Precedent.  This Reset Amendment and the Commitments shall become effective on the date (the “Effective Date”) each of the following conditions precedent have been satisfied:

3.1.The Agents shall have received counterparts of (i) this Reset Amendment, duly executed and delivered by all of the parties hereto and (ii) an updated Retention Letter, duly executed and delivered by all the parties thereto.

3.2.The Agents shall have received legal opinions (addressed to each of the Secured Parties) from (i) Cleary Gottlieb Steen & Hamilton LLP, counsel to the Borrower, the Services Provider, the Retention Provider and the Seller and (ii) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Borrower, each covering such matters as the Administrative Agent and its counsel shall reasonably request.

3.3.The Agents shall have received confirmation from S&P addressed to the Borrower confirming that the rating of “AA” of the Loans will not be reduced or withdrawn as a result of this Reset Amendment.

3.4.The Borrower shall have paid (i) the fees as agreed between the Administrative Agent and the Borrower and (ii) all reasonable and documented fees and out-of-pocket costs and expenses of the Agents, the Lenders, respective legal counsel and each other Person payable under and in accordance with the Engagement Letter and as otherwise agreed by the parties hereto, in connection with the preparation, execution and delivery of this Reset Amendment.

3.5.The Agents shall have received a certificate of an Authorized Officer of the Borrower:

3.5.1to the effect that, as of the Reset Amendment Closing Date (A) subject to any conditions that are required to be satisfactory or acceptable to any Agent, all conditions set forth in this Section 3 have been fulfilled; (B) all representations and warranties of the Borrower set forth in this Reset Amendment, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects; and (C) no Default has occurred and is continuing;

3.5.2certifying as to and attaching (A) its Constituent Documents; (B) the incumbency and specimen signature of each of its Authorized Officers authorized to execute this Reset Amendment; and (C) a good standing certificate from its state or jurisdiction of incorporation or organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect; and

3.5.3certifying that the Borrower does not have outstanding debt prior to the Reset Amendment Closing Date other than under the Loan Documents, and is not at such time party to any interest rate hedging agreements or currency hedging agreements.

3.6.The Agents shall have received a certificate of an Authorized Officer of each of the Services Provider, the Retention Provider and the Seller:

3.6.1to the effect that, as of the Reset Amendment Closing Date, all representations and warranties of the Services Provider, the Retention Provider and the Seller, respectively, set forth in each of the Loan Documents are true and correct in all material respects;

3.6.2certifying as to and attaching (A) its Constituent Documents; (B) its resolutions or other action of its board of directors, designated manager or managing member, as applicable, approving the Retention Letter and the transactions contemplated thereby; (C) the incumbency and specimen signature of each of its Authorized Officers authorized to execute the Retention Letter; and (D) a good standing certificate from its state or jurisdiction of incorporation or organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

Notwithstanding the foregoing, the obligation of any Lenders to make a Loan shall be subject to the requirements of the Loan Documents, including, without limitation, Article II and Article III of the Credit Agreement.

Section 4.  Miscellaneous.

4.1.Reset Amendment is a “Loan Document”.  This Reset Amendment is a Loan Document and, upon the effectiveness of this Reset Amendment, all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Reset Amendment.

4.2.References to the Credit Agreement and other Loan Documents.  Upon the effectiveness of this Reset Amendment, each reference in the Credit Agreement or any other Loan Document to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement or such Loan Document as amended hereby, and each reference to the Credit Agreement or such Loan Document in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement or such Loan Document shall mean and be a reference to the Credit Agreement or such Loan Document as amended hereby.

4.3.Representations and Warranties.  The Borrower hereby represents and warrants that (i) this Reset Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (ii) no Event of Default or Default exists.

4.4.Covenants, Representations and Warranties. The Borrower, by executing this Reset Amendment, hereby reaffirms, in all material respects, the representations and warranties made by it in the Credit Agreement and in the other Loan Documents (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date, and except to the extent of changes in facts or circumstances that have been disclosed to Lenders and do not constitute an Event of Default or a Default under the Credit Agreement or any other Loan Document).

4.5.Reaffirmation of Obligations.  The Borrower (a) acknowledges and consents to all of the terms and conditions of this Reset Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Reset Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Loan Documents.

4.6.Security Interests.  The Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Reset Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.7.No Other Changes.  Except as specifically amended by this Reset Amendment, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.8.No Waiver.  The execution, delivery and effectiveness of this Reset Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement, the other Loan Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.9.Governing Law.

4.9.1THIS RESET MENDMENT  AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4.9.2Any legal action or proceeding with respect to this Reset Amendment or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York sitting in the Borough of Manhattan or of the United States of America for the Southern District of New York, and, by execution and delivery of this Reset Amendment, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to each party hereto at its respective address on the signature pages hereto. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Reset Amendment or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives, to the extent permitted by applicable law, and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of either Agent, any Lender, any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

4.10.Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE RESET AMENDMENT DATE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.11.Successors and Assigns.  This Reset Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.12.Headings.  Section headings are for convenience of reference only and shall in no way affect the interpretation of this Reset Amendment.

4.13.Multiple Counterparts.  This Reset Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Reset Amendment by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Reset Amendment by telecopy or in electronic (i.e., “pdf”) format shall be effective as delivery of a manually executed counterpart of this Reset Amendment.

4.14.Confirmation of Reset Amendment Closing Date Allocations.  Each Reset Amendment Date Lender confirms that it has agreed to its Revolving Commitment and/or Term Loan Commitment in the amount as shown on the signature page hereto and each Reset Amendment Date Lender consents to non-pro rata $50,000,000 reduction of the Term Commitment of Versailles Assets LLC and corresponding $50,000,000 increase in the Revolving Commitment and Revolving Loans of Versailles Assets LLC.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Reset Amendment to be duly executed as of the day and year first above written.

ORCC FINANCING II LLC,

as Borrower

By:

Name:

Title:

Address for notices:

245 Park Avenue, 41st Floor

New York, New York 10167

Attention: Bryan Cole

Email:

Phone:

Reset Amendment

Agents:

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

Address for notices:

Natixis, New York Branch

1251 Avenue of the Americas

New York, New York 10020

Attention:

Telephone No.:

Email:

Reset Amendment

STATE STREET BANK AND TRUST COMPANY,

as Collateral Agent, Collateral Administrator and Custodian

By:

Name:

Title:

Address for notices to Collateral Agent, Collateral Administrator and Custodian:

State Street Bank and Trust Company

Attention: Structured Trust & Analytics

Mail Stop:  JAB0130
1776 Heritage Drive

North Quincy, MA  02171

Tel.:

Facsimile No.:

Email:

Reset Amendment

CORTLAND CAPITAL MARKET SERVICES LLC,

as Document Custodian

By:

Name:

Title:

Address for notices to Document Custodian:

225 W. Washington St., 9th Floor

Chicago, IL 60606

Attention:

Facsimile No.:

Email:

with a copy to:

Holland & Knight LLP

131 South Dearborn Street, 30th Floor

Chicago, IL 60603

Attention: Josh Spencer

Email: joshua.spencer@hklaw.com

Reset Amendment

Lenders:

VERSAILLES ASSETS LLC,

as a Revolving Lender and a Term Lender

By:

Name:

Title:

Address for notices:

Versailles Assets LLC

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Attention:

Email:

With a copy to:

Versailles Assets LLC

c/o Natixis, New York Branch

1251 Avenue of the Americas, 4th Floor

New York, NY 10020

Attention:

Email:

REVOLVING COMMITMENT: $250,000,000

TERM COMMITMENT: $0

REVOLVING PERCENTAGE SHARE: 100%

TERM PERCENTAGE SHARE: 0%

Reset Amendment

GREAT AMERICAN INSURANCE COMPANY,

as a Term Lender

By:

Name:

Title:

Address for notices:

Great American Insurance Company

c/o American Money Management Corporation

301 E. Fourth St.

27th Floor

Cincinnati, OH 45202

Attention:

Email:

With a copy to:

Great American Insurance Company

c/o American Money Management Corporation

301 E. Fourth St.

27th Floor

Cincinnati, OH 45202

Attention:

Email:

REVOLVING COMMITMENT: $0

TERM COMMITMENT: $20,000,000

REVOLVING PERCENTAGE SHARE: 0%

TERM PERCENTAGE SHARE: 20%

Reset Amendment

Exhibit A

CREDIT AGREEMENT